SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

July 31, 2002 Date of Report (Date of earliest event reported)

SOUTHWEST WATER COMPANY
(Exact name of registrant as specified in its charter)

Delaware	0-8176	95-1840947
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

225 North Barranca Avenue Suite 200 West Covina, California (Address of principal executive offices)		91791 (Zip Code)

(626) 915-1551
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7(c).    Exhibits

Exhibits:

99.1	Written Statement of the Chief Executive Officer and Chief Financial Officer with respect to compliance with Section 13(a) of the Securities Exchange Act of 1934.

Item 9.    Regulation FD Disclosure

Filing furnished pursuant to section 906 of the Sarbanes-Oxley Act of 2002 with respect to the Registrant’s Form 10-Q for the quarter ended June 30, 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST WATER COMPANY

By:	/s/ ANTON C. GARNIER
Name: Anton C. Garnier Title: President, Chief Executive Officer and Director
Date: August 9, 2002

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EXHIBIT INDEX

Exhibits:
99.1	Written Statement of Chief Executive Officer and Chief Financial Officer with respect to compliance with Section 13(a) of the Securities Exchange Act of 1934.